U.S. Geothermal Inc.
(the “Company”)

TO:      Shareholders of the Company

In accordance with applicable Canadian securities laws, shareholders of the Company may request to receive annually the Company’s interim and annual financial statements and related management’s discussion and analysis (“MD&A”). If you wish to receive such documents, please complete this form by checking the appropriate boxes below and return the form to the registrar and transfer agent:

U.S. Geothermal Inc.
1509 Tyrell Lane, Suite B
Boise, Idaho, United States 83706

Please send me the Quarterly Interim Financial Statements for 2007, together with the related MD&A	[ ]

Please send me the Annual Report, consisting of the Annual Audited Financial Statements for the year ended March 31, 2007, together with the related MD&A	[ ]

If you have indicated that you wish to receive the interim or annual documents listed above and would like the documents to be delivered electronically to you, please complete Appendix A attached hereto.

If you are a registered shareholder of the Company, our corporate legislation requires that we deliver our annual financial statements to you, unless you inform us that you do not wish to receive them. If this is the case, please check the box below and return this form in accordance with the instructions above:

I do not wish to receive the annual financial statements.	[ ]

PLEASE PRINT NAME OF SHAREHOLDER

MAILING ADDRESS

CITY/TOWN

PROVINCE/STATE POSTAL/ZIP CODE

By signing below, I confirm that I am a shareholder of the Company and that I consent to the collection and use of personal information for the purposes outlined above and to the disclosure to the Company and to its agents, including its registrar and transfer agent, for the purposes of administering the delivery of the documents described above:

DATE: _______________________________
SIGNATURE OF SHAREHOLDER

APPENDIX A

Consent to Electronic Delivery of Documents

TO:	U.S. Geothermal Inc. (the “Company”)

I have read and understand this “Consent to Electronic Delivery of Documents” and hereby consent to the electronic delivery of the Company’s interim and annual financial statements and related MD&A that the Company elects to deliver to me electronically, all in accordance with my instructions below:

1.	I acknowledge that the interim and annual financial statements and related MD&A will be attached to an email sent to my email address that is set out below.

2.

I understand that as the interim and annual financial statements and related MD&A will be sent by email and will be in PDF format that I will need access to a personal computer with appropriate software, including email software, and communication access to the Internet to receive the document, Adobe Acrobat Reader software to view the PDF – formatted documents and a printer to print the documents.

3.

I acknowledge that I may receive from the Company a paper copy of any documents delivered electronically at no cost if I contact the Company by telephone, regular mail or email as set out in number 6 below.

4.	I understand that I will be provided with a paper copy of any documents delivered electronically if electronic delivery fails.

5.	I acknowledge that my personal information will be stored electronically and the electronic file will be password protected.

6.

I understand that my consent may be revoked or changed, including any change in the email address to which documents are delivered, at any time by notifying the Company of such revised or revoked consent by telephone or regular mail at:

U.S. Geothermal Inc.
1509 Tyrell Lane, Suite B
Boise, Idaho, United States 83706
e-mail info@usgeothermal.com
Tel. No. (208) 424-1027 Fax No. (208) 424-1030

7.	I understand that I am not required to consent to electronic delivery.

By signing below, I confirm that I have consented to the foregoing and to the collection and use of personal information for the purposes outlined above and to the disclosure to the Company and to its agents, including its registrar and transfer agent, for the purpose of administering the delivery of the documents described above.

_____________________________________________________________
SIGNATURE OF SHAREHOLDER

_____________________________________________________________
NAME OF SHAREHOLDER

_____________________________________________________________
EMAIL ADDRESS